INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2025
Intangible Assets, Net (Excluding Goodwill) [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS

Intangible assets consist of the following (in thousands):

	As of December 31,
	2025	2024
Definite Lived Intangible Assets
Customer Relationships	$587	$587
Intellectual Property	4,777	4,777
Total Definite Lived Intangible Assets	5,364	5,364
Less Accumulated Amortization	(3,757)	(3,034)
Definite Lived Intangible Assets, Net	1,607	2,330
Indefinite Lived Intangible Assets
Cannabis Licenses	9,970	11,870
Total Indefinite Lived Intangible Assets	9,970	11,870
Total Intangible Assets, Net	$11,577	$14,200
During the years ended December 31, 2025 and 2024, the Company recorded amortization expense related to intangible assets of $0.7 million in each period.
During the year ended December 31, 2025, the Company recognized $1.9 million of other than temporary impairment in its cannabis licenses related to its retail reportable segment as a result of updated earnings projections for unforeseen changes in the market from more than expected retail competition.
During the year ended December 31, 2024, the Company recognized $6.3 million of other than temporary impairment in its cannabis licenses related to its retail reportable segment as a result of updated earnings projections for unforeseen changes in the market from more than expected retail competition.
The following is the future minimum amortization expense to be recognized for the years ended December 31 (in thousands):

2026	$603
2027	470
2028	123
2029	123
2030	123
Thereafter	165
Total Future Amortization Expense	$1,607